PRESS RELEASE	SOURCE: First Trust Advisors L.P.

First Trust Advisors L.P. Announces Portfolio Manager Update for First Trust Senior Floating Rate Income Fund II, First Trust Senior Floating Rate 2022 Target Term Fund and First Trust High Yield Opportunities 2027 Term Fund

WHEATON, IL — (BUSINESS WIRE) — November 1, 2021 — First Trust Advisors L.P. ("FTA") announced today that its Leveraged Finance Investment Team, portfolio manager for the First Trust Senior Floating Rate Income Fund II (NYSE: FCT), First Trust Senior Floating Rate 2022 Target Term Fund (NYSE: FIV) and First Trust High Yield Opportunities 2027 Term Fund (NYSE: FTHY) (each a "Fund" or collectively, the "Funds"), will release an update on the market and the Funds for financial professionals and investors. The update will be available Wednesday, November 3, 2021, at 5:00 P.M. Eastern Time until 11:59 P.M. Eastern Time on Friday, December 3, 2021. To listen to the update, follow these instructions:

--	Dial: 888-203-1112; International 719-457-0820; and Passcode #8000210. The update will be available from Wednesday, November 3, 2021, at 5:00 P.M. Eastern Time until 11:59 P.M. Eastern Time on Friday, December 3, 2021.

FCT is a diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these investment objectives by investing primarily in senior secured floating-rate corporate loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in lower grade debt instruments.

FIV is a diversified, closed-end management investment company. The Fund has investment objectives to seek a high level of current income and to return $9.85 per Common Share to holders of the Common Shares at termination. On September 14, 2021 the Fund announced that the Fund’s Board of Trustees approved the liquidation and termination of the Fund on December 15, 2021 (“Termination Date”), ahead of the original termination date of February 1, 2022. In accordance with its early termination, the Fund’s common shares are expected to cease trading on the New York Stock Exchange on or about December 9, 2021 and will be suspended from trading before the open of trading on or about December 10, 2021. The Fund anticipates making its final liquidating distribution on or about the termination date to holders of the Fund’s Common Shares of record on December 13, 2021. The Fund has entered its wind-up period in anticipation of its termination and, accordingly, may deviate from its investment objectives and policies. As of September 30, 2021, the Fund eliminated its leverage line and as the Termination Date approaches, Fund managers will continue to transition the Fund's portfolio from non-investment grade senior loans to high quality, short-term instruments or cash and cash equivalents. In light of the foregoing and current market conditions, the Fund anticipates the income earned by its portfolio investments will be reduced and, as such, the Fund and First Trust Advisors L.P., the investment advisor of the Fund ("FTA"), have entered into, and the Board has approved, an agreement whereby FTA has agreed to waive the management fee payable by the Fund for the period beginning September 1, 2021 through the Termination Date.

As previously announced, due in part to the impact of the COVID-19 pandemic on market conditions and the U.S. economy beginning in March 2020, it is unlikely that FIV will achieve its objective of returning $9.85 per Common Share to holders of the Common Shares upon termination. The Fund's net asset value as of October 28, 2021 was $9.75.

FTHY is a diversified, closed-end management investment company. The Fund's investment objective is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by First Trust Advisors L.P. ("FTA") to be of comparable quality. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior, secured floating rate loans ("Senior Loans"). Securities rated below investment grade are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. There can be no assurance that the Fund's investment strategies will be successful.

FTA is a federally registered investment advisor and serves as the Fund's investment advisor. FTA and its affiliate First Trust Portfolios L.P. ("FTP"), a FINRA registered broker-dealer, are privately-held companies that provide a variety of investment services. FTA has collective assets under management or supervision of approximately $207 billion as of September 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separate managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. FTA and FTP are based in Wheaton, Illinois.

Principal Risk Factors: Past performance is no assurance of future results. Investment return and market value of an investment in the Funds will fluctuate. Shares, when sold, may be worth more or less than their original cost. There can be no assurance that the Funds’ investment objectives will be achieved. The Funds may not be appropriate for all investors.

Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of "reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

Shares of closed-end investment companies such as the Funds frequently trade at a discount from their net asset value. Each Fund cannot predict whether its common shares will trade at, below or above net asset value.

The Funds are subject to various risks including: The Funds will typically invest in senior loans rated below investment grade, which are commonly referred to as "junk" or "high-yield" securities and considered speculative because of the credit risk of their issuers. Such issuers are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan's value.

The senior loan market has seen an increase in loans with weaker lender protections which may impact recovery values and/or trading levels in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Funds’ ability to reprice credit risk associated with a particular borrower and reduce the Funds’ ability to restructure a problematic loan and mitigate potential loss. As a result, the Funds’ exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Funds or on certain instruments in which the Funds invest can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Funds.

Senior Loans are structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment, causing the fund to experience a reduction in the income it receives from a Senior Loan. In addition, the market value of Senior Loans may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. Many Senior Loans have a minimum base rate, or floor (typically, a "LIBOR floor"), which will be used if the actual base rate is below the minimum base rate. To the extent the Funds invest in such Senior Loans, the Funds may not benefit from higher coupon payments during periods of increasing interest rates as it otherwise would from investments in Senior Loans without any floors until rates rise to levels above the LIBOR floors. As a result, the Funds may lose some of the benefits of incurring leverage. Specifically, if the Funds' Borrowings have floating dividend or interest rates, their costs of leverage will increase as rates increase. In this situation, the Funds will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions to be made by the Funds.

A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the Borrower's obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the Borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Portfolio holdings that are valued using techniques other than market quotations may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used.

FIV's and FTHY's limited term may cause it to invest in lower-yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Funds or the Funds’ ability to maintain its dividend.

Because the assets of FIV and FTHY will be liquidated in connection with its respective termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

Although FIV has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Advisor or any other entity. Based on current market conditions and expectations, the fund believes it is unlikely to achieve its objective of returning $9.85 per Common Share upon termination.

FCT and FTHY may invest in securities that may be in default or distressed. Distressed securities present a substantial risk of future default which may cause the fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities.

Certain FCT and FTHY investments may be subject to restrictions on resale, trade over-the-counter market or in limited volume, or lack an active trading market. Illiquid securities may trade at a discount and may be subject to wide fluctuations in market value.

FTHY’s securities of non-U.S. issuers are subject to additional risks, including currency fluctuations, political risks, withholding, the lack of adequate financial information, and exchange control restrictions impacting non-U.S. issuers. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the Fund's investments and the value of the Fund's shares.

The Funds’ portfolios are subject to credit risk, interest rate risk, liquidity risk, prepayment risk and reinvestment risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and that the value of a security may decline as a result. Credit risk may be heightened for the Funds because they invest in below investment grade securities. Liquidity risk is the risk that the Funds may have difficulty disposing of senior loans if they seek to repay debt, pay dividends or expenses, or take advantage of a new investment opportunity. Prepayment risk is the risk that, upon a prepayment, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan. Reinvestment risk is the risk that income from the Funds’ portfolio will decline if the Funds invest the proceeds from matured, traded or called instruments at market interest rates that are below the Funds’ portfolio's current earnings rate.

Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Funds.

First Trust and the Funds’ portfolio managers have interests that may conflict with the interests of a Fund. First Trust manages and/or advises funds with similar investment objectives and strategies as the Funds. In addition, the use of leverage increases the amount of management and advisory fees paid to First Trust and therefore, First Trust has a financial incentive to leverage a fund.

Use of leverage can result in additional risk and cost, and can magnify the effect of any losses.

The implementation of a Fund's investment strategy depends upon the continued contributions of the portfolio management team and the loss or interruption of services of a key member of that team could have a negative impact on the Fund.

As the use of Internet technology has become more prevalent in the course of business, a Fund has become more susceptible to potential operational risks through breaches in cyber security.

The risks of investing in the Funds are spelled out in the shareholder reports and other regulatory filings.

The information presented is not intended to constitute an investment recommendation for, or advice to, any specific person. By providing this information, First Trust is not undertaking to give advice in any fiduciary capacity within the meaning of ERISA, the Internal Revenue Code or any other regulatory framework. Financial professionals are responsible for evaluating investment risks independently and for exercising independent judgment in determining whether investments are appropriate for their clients.

The Funds’ daily closing New York Stock Exchange price and net asset value per share as well as other information can be found at www.ftportfolios.com or by calling 1-800-988-5891.

CONTACT: JEFF MARGOLIN — (630) 915-6784

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Source: First Trust Advisors L.P.